                                                                      EXHIBIT 22

                         McDERMOTT INTERNATIONAL, INC.
                   SIGNIFICANT SUBSIDIARIES OF THE REGISTRANT
                        FISCAL YEAR ENDED MARCH 31, 1995



                                                                                              PERCENTAGE
                                                                       ORGANIZED              OF VOTING
                                                                       UNDER THE                SHARES
               NAME OF COMPANY                                           LAWS OF                OWNED
McDermott International Investments Co., Inc.                              Panama                 100
   Babcock & Wilcox Asia Limited                                         Hong Kong                100
   McDermott International Project Management, Inc.                        Panama                 100
      McDermott Azerbaijan Marine Construction, Inc.                       Panama                 100
      McDermott Amur, Inc.                                                 Panama                 100
   McDermott International Beijing, Inc.                                   Panama                 100
Creole Insurance Company, Ltd.                                            Bermuda                 100
Honore Insurance Company, Ltd.                                            Bermuda                 100
Hudson Engineering International, Inc.                                     Panama                 100
   Delta Hudson International, Inc.                                        Panama                  75
J. Ray McDermott, S.A.                                                     Panama                  64
   Hydro Marine Services, Inc.                                             Panama                 100
      Northern Marine Services, Inc.                                       Panama                 100
      Eastern Marine Services, Inc.                                        Panama                 100
   Varsy International N.V.                                         Netherlands Antilles          100
      McDermott International B.V.                                      Netherlands               100
      McDermott Holland B.V.                                            Netherlands               100
   McDermott-ETPM East, Inc.                                               Panama                  67
   McDermott Holdings (U.K.) Limited                                   United Kingdom             100
      McDermott Engineering (Europe) Limited                           United Kingdom             100
      Northern Ocean Services Limited                                  United Kingdom             100
      McDermott Marine Construction Limited                            United Kingdom             100
      Mentor Engineering Consultants Limited                           United Kingdom             100
   McDermott Far East, Inc.                                                Panama                 100
      P.T. McDermott Indonesia                                           Indonesia                100
   P.T. Bataves Fabricators                                              Indonesia                100
   Malmac Sdn. Bhd.                                                       Malaysia                100
   North Atlantic Vessel, Inc.                                             Panama                 100
      J. Ray McDermott (Aust.) Holding Pty. Limited                      Australia                100
          McDermott Industries (Aust.) Pty. Limited                      Australia                100
   McDermott South East Asia Pte. Ltd.                                   Singapore                100
   McDermott Overseas, Inc.                                                Panama                 100
      McDermott (Nigeria) Limited                                         Nigeria                  60
   McDermott Offshore Services Company, Inc.                              Nigeria                 100
   J. Ray McDermott Holdings, Inc.                                        Delaware                100
      Offshore Production & Salvage, Inc.                                 Delaware                100
      OPI Vessels, Inc.                                                   Delaware                100
          OPI International Vessels, Ltd.                                  Cayman                 100






                                     89-1

      J. Ray McDermott, Inc.                                              Delaware                100
          Offshore Pipelines International, Ltd.                           Cayman                 100
             P.T. Armandi Pranaupaya                                     Indonesia                100
             Offshore Pipelines Far East Limited                          Vanuatu                 100
             Offshore Pipelines International Gulf E.C.                   Bahrain                 100
             Offshore Pipelines Nigeria Limited                           Nigeria                 100
McDermott Incorporated                                                    Delaware                 93
   Hudson Engineering Corporation                                         Delaware                100
      Hudson Engineering (Canada), Ltd.                                    Canada                 100
          Delta Catalytic Corporation                                      Canada                  50
      Delta Hudson International, Ltd.                                    Delaware                 75
   McDermott Trade Corporation                                            Delaware                100
   McDermott International Aviation, Inc.                                 Delaware                100
   McDermott Shipbuilding, Inc.                                           Delaware                100
   McDermott Inland Services, Inc.                                        Delaware                100
   McDermott Project Management, Inc.                                     Delaware                100
   McDermott Marketing Services, Inc.                                     Delaware                100
   McDermott Energy Services, Inc.                                        Delaware                100
   Babcock & Wilcox Investment Company                                    Delaware                100
      Babcock & Wilcox Idaho, Inc.                                        Delaware                100
      Babcock & Wilcox - ST Company                                       Delaware                100
      Babcock & Wilcox Sunnyside, Inc.                                    Delaware                100
      The Babcock & Wilcox Company                                        Delaware                100
          Babcock & Wilcox Equity Investments, Inc.                       Delaware                100
             Babcock & Wilcox West Enfield Power, Inc.                    Delaware                100
             Babcock & Wilcox Jonesboro Power, Inc.                       Delaware                100
             Babcock & Wilcox Ebensburg Power, Inc.                       Delaware                100
          Hudson Products Corporation                                      Texas                  100
          Babcock & Wilcox International Sales and
                           Service Corporation                            Delaware                100
             Diamond Power Specialty Limited                           United Kingdom              62
          Babcock & Wilcox Industries, Ltd.                                Canada                 100
          Babcock & Wilcox International, Inc.                            Delaware                100
          Americon, Inc.                                                  Delaware                100
          Babcock & Wilcox Foreign Sales Corporation                      Barbados                100
          Power Systems Operations, Inc.                                  Delaware                100
             Palm Beach Resource Recovery Corporation                     Florida                 100
             National Ecology Company                                     Delaware                100
             B&W Nuclear Environmental Services, Inc.                     Delaware                100



The subsidiaries omitted from the foregoing list do not, considered in the aggregated, constitute a significant subsidiary.





                                     89-2